WILSHIRE MUTUAL FUNDS, INC.
Qualified Class Shares
of
Dow Jones Wilshire 5000 Indexsm Portfolio

Supplement dated June 27, 2008 to the Prospectus dated May 1, 2008

This Supplement information replaces and supersedes any contrary information contained in the Prospectus.

Effective July 14, 2008, the Prospectus is revised as follows:

THE FOLLOWING INFORMATION REPLACES THE COMPANY’S WEBSITE ADDRESS ON THE FRONT COVER OF THE PROSPECTUS:

www.wilshirefunds.com

THE FOLLOWING INFORMATION REPLACES THE INFORMATION FOUND UNDER THE HEADING “HOW TO OBTAIN REPORTS” ON THE BACK COVER OF THE PROSPECTUS:

You can get free copies of annual and semi-annual reports and SAIs on the Company’s website at www.wilshirefunds.com. You may also request the annual and semi-annual reports, SAIs and other information about the Portfolio, and discuss your questions about the Portfolio, by contacting us at:

Wilshire Mutual Funds, Inc.
c/o DST Systems, Inc.
P.O. Box 219512
Kansas City, MO  64121-9512

or by calling toll free 1-888-200-6796

You can also review and copy information about the Portfolio, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the SEC. For information about the Public Reference Room call 1-202-551-5850. You can also obtain copies:

•	For a duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549, or by email to publicinfo@sec.gov.

•	Free from the SEC’s EDGAR database on its internet website at http://www.sec.gov

The Company currently offers other classes of shares of the Portfolio in other prospectuses.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS OF THE PORTFOLIO FOR FUTURE REFERENCE.

WILSHIRE MUTUAL FUNDS, INC.

DOW JONES WILSHIRE 5000 INDEXsm PORTFOLIO

QUALIFIED CLASS SHARES

STATEMENT OF ADDITIONAL INFORMATION
(http://www.wilshirefunds.com)

May 1, 2008, as supplemented June 27, 2008

This Statement of Additional Information (“SAI”) provides supplementary information for the Qualified Class Shares of the Dow Jones Wilshire 5000 Indexsm Portfolio (the “Portfolio”) of Wilshire Mutual Funds, Inc. (the “Company”).

This SAI is not a prospectus.  This SAI should be read in conjunction with the prospectus for the Qualified Class Shares of the Portfolio dated May 1, 2008, as supplemented from time to time, and is incorporated by reference in its entirety into the prospectus.  The financial statements contained in the Portfolio’s annual report for the fiscal year ended December 31, 2007 are incorporated by reference into this SAI.  You can obtain free copies of the prospectus and annual report by contacting us at Wilshire Mutual Funds, Inc., c/o DST Systems, Inc., P.O. Box 219512, Kansas City, MO  64121-9512,   or calling 1-888-200-6796.

TABLE OF CONTENTS

The Portfolio	2
Investment Policies and Risks	2
Disclosure of Portfolio Holdings	6
Investment Restrictions	7
Directors and Officers	8
Principal Holders of Securities	12
Investment Advisory and Other Services	12
Code of Ethics	17
Proxy Voting Policy and Procedures	18
Portfolio Transactions	18
Net Asset Value	19
Purchase and Redemption of Shares	20
Dividends, Distributions and Taxes	21
Other Information	24
Financial Statements	25

THE PORTFOLIO

The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including Qualified Class Shares of the Portfolio.  The Company also offers other classes of shares of the Portfolio in separate prospectuses and SAIs.  Wilshire Associates Incorporated (“Wilshire”) is the investment adviser for the Portfolio and Los Angeles Capital Management and Equity Research (“LA Capital”) serves as the sub-adviser for the Portfolio.  Terms not defined in this SAI have the meanings assigned to them in the prospectus.

You cannot invest in Qualified Class Shares directly.  Instead, you can participate through a variable annuity contract (“Contract”) purchased by your employer from an insurance company (“Insurer”) with which the Portfolio has entered into an agreement.  Most often employers enter into these Contracts so they can offer their employees a way to save for retirement.  Retirement plans sponsored by employers may be entitled to tax benefits to which individual retirement plans may not be entitled.  These tax benefits are fully explained in your employer’s Contract disclosure document. Once you are invested in Qualified Class Shares of the Portfolio, you participate in Portfolio earnings or losses in proportion to the amount of money you invest.  Depending on your employer’s Contract, if you withdraw your money before retirement, you may incur charges and additional tax liabilities.  However, to save for retirement, you generally should let your investments and their earnings build.  At retirement, you may withdraw all or a portion of your money, leave it in the account until you need it, or start receiving annuity payments.  At a certain age you may be required to begin withdrawals.  Holders of Contracts (“Contract Owners”) should consider their investment objectives and tolerance for risk when making an investment decision.  The Portfolio’s net asset value (“NAV”) is not fixed and should be expected to fluctuate. You should consider the Portfolio as a supplement to an overall investment program and should invest only if you are willing to undertake the risks involved.

INVESTMENT POLICIES AND RISKS

The Portfolio may invest in the investments described below:

U.S. Government Securities.  The Portfolio may purchase securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance.  Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury.  Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Money Market Instruments.  The Portfolio may invest in money market instruments, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate.  The Portfolio will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars.  Time deposits held by the Portfolio will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers’ acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  Other short-term bank obligations in which the Portfolio may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by the Portfolio which invests only in debt obligations of U.S. domestic issuers.  Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Repurchase Agreements.  In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days).  The repurchase agreement thus determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.  A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities.  The Company’s custodian or sub-custodian will hold in a segregated account the securities acquired by the Portfolio under a repurchase agreement.  Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the “1940 Act”), to be loans by the Portfolio.  To try to reduce the risk of loss on a repurchase agreement, the Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.

Lending Portfolio Securities.  The Portfolio may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers.  The Portfolio may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a “placing broker.”

The Securities and Exchange Commission (the “SEC”) currently requires that the following lending conditions must be met:  (1) the Portfolio must receive at least 100% collateral from the borrower (cash, U.S. government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company’s Board of Directors (the “Board”) must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from the Portfolio breaches its agreement with the Portfolio and the Portfolio is delayed or prevented from recovering the collateral.

Commercial Paper and Other Short-term Corporate Obligations.  The Portfolio may invest in commercial paper and other short-term corporate obligations.  Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.  The commercial paper purchased by the Portfolio will consist only of direct obligations which, at the time of their purchase, are: (a) rated at least Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Ratings Group or F-1 by Fitch Ratings; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody’s Investors Service, Inc. or AA- by Standard & Poor’s Ratings Group or Fitch Ratings; or (c) if unrated, determined by LA Capital to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit the Portfolio to invest at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower.  These notes permit daily changes in the amounts borrowed.  Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time.  If these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand.  In connection with floating and variable rate demand obligations, LA Capital will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower’s ability to pay principal and interest on demand.  Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

Derivatives.  The Portfolio may invest, to a limited extent, in “derivatives.”  These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate.  The derivatives the Portfolio may use are currently comprised of stock index futures and options.  The Portfolio may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.  Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than “traditional” securities.

Although the Portfolio does not currently intend to invest in derivatives, it reserves the right to do so in the future.  Normally, less than 5% of the Portfolio’s net assets will be invested in derivatives.

Derivatives permit the Portfolio to increase, decrease or change the level of risk to which its securities are exposed in much the same way as the Portfolio can increase, decrease or change the risk of its investments by making investments in specific securities.  However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Portfolio as a whole.  Under certain market conditions, they can increase the volatility of the Portfolio’s NAV, decrease the liquidity of the Portfolio’s investments and make more difficult the accurate pricing of the Portfolio’s shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Portfolio’s performance.  If the Portfolio invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Portfolio’s return or result in a loss.  The Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

When required by the SEC, the Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives.  To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times.  Derivatives may be purchased on established exchanges (“exchange-traded” derivatives) or through privately negotiated transactions (“over-the-counter” derivatives).  Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  By contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default.  Accordingly, LA Capital will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by the Portfolio.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions.  The Portfolio may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.  A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to the Portfolio which could affect the value of the Portfolio’s net assets adversely.  Although the Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

Successful use of futures by the Portfolio also is subject to the ability of LA Capital to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract.  For example, if the Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.

Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements.  The Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, the Portfolio may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract.  The segregation of such assets will have the effect of limiting the Portfolio’s ability otherwise to invest those assets.

Pursuant to Rule 4.5 under the Commodity Exchange Act, the Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” and is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Options.  The Portfolio may write covered call options, buy put options, buy call options and write secured put options on particular securities or securities indices such as the Dow Jones Wilshire 5000 Indexsm or the S&P 500 Index.  Options trading is a highly specialized activity which entails greater than ordinary investment risks.  A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security.  The premium paid to the writer is in consideration for undertaking the obligations under the option contract.  A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple.  The writer of the option is obligated, in return for the premium received, to deliver this amount.  Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

Other Derivatives.  The Portfolio may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Portfolio’s investment objective and legally permissible for the Portfolio.  Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its prospectus or SAI.

Foreign Securities.  The Portfolio may include securities of the foreign issuers that trade on U.S. exchanges.  These investments may include American Depository Receipts (“ADRs”). ADRs may be sponsored by the foreign issuer or may be unsponsored.  Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities.  As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.  For purposes of the Portfolio’s investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.  Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.

Preferred Stock.  The Portfolio may invest up to 5% of its assets in preferred stock.  Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities.  The Portfolio may invest up to 5% of its assets in convertible securities when it appears to LA Capital that it may not be prudent to be fully invested in common stocks.  In evaluating a convertible security, LA Capital places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion.  Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers.  As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.  However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.  Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Warrants and Rights.  The Portfolio may invest up to 5% of its assets in warrants and rights.  Warrants are options to purchase equity securities at a specified price valid for a specific period of time.  Their prices do not necessarily move parallel to the prices of the underlying securities.  Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders.  Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Dissemination of Portfolio Information Policy (the “Policy”) regarding the disclosure by Wilshire and the sub-advisers of information about the portfolio holdings and characteristics of each portfolio of the Company.  Pursuant to the Policy, such information may be made available to the general public by posting on the Company’s website on the first business day following the 20th calendar day after each month end.  Other than such disclosure, no portfolio holdings information may be disclosed to any third party except for the following disclosures: (a) to the Company’s administrator, custodian, legal counsel, independent registered public accounting firm and other service providers to enable them to fulfill their responsibilities to the Company; (b) to the Board; (c) to third parties (e.g., broker-dealers) for the purpose of analyzing or trading portfolio securities; (d) to rating agencies and companies that collect and maintain information about mutual funds, only after such portfolio holdings information is made available on the Company’s website; (e) as required by law, including in regulatory filings with the SEC; (f) to shareholders of the Company and others upon request, provided such information is publicly available (e.g., posted on the Company’s internet website or included in a regulatory filing); (g) to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Portfolio assets and to minimize impact on remaining Portfolio shareholders; or (h) as approved by the Chief Compliance Officer (“CCO”) of the Company.  Any disclosure made pursuant to item (h) above will be reported to the Board at its next quarterly meeting.

The Company, Wilshire and/or the sub-advisers have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Company: (i) the Company's administrator and custodian pursuant to  administration  and custody agreements, respectively, under which the Company's portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services, Glass, Lewis & Co. (“Glass Lewis”) and Investor Responsibility Research Center, Inc. (“IRRC”), pursuant to proxy voting agreements under which the portfolio holdings information of certain portfolios is provided daily, on a real-time basis; and (iii) the Company's independent registered public accounting firm and legal counsel to whom the Company provides portfolio holdings information as needed with no lag time.

The release of information is subject to confidentiality requirements.  None of the Company, Wilshire, the sub-advisers or any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Company to such entities for the services provided by them to the Company).  In the event of a conflict between the interests of Portfolio shareholders and those of the Company, Wilshire, the Company’s principal underwriter, or any of their affiliated persons, the CCO will make a determination in the best interests of the Portfolio, and will report such determination to the Board at the end of the quarter in which such determination was made.

On a periodic basis, the Company’s CCO will monitor marketing and sales practices and other communications with respect to the Portfolios to determine compliance with this Policy.  If the CCO determines that any reported exception to, or violation of, this Policy constitutes a material compliance matter under the 1940 Act, the CCO will report the matter to the Board at the end of the quarter in which the determination was made.

INVESTMENT RESTRICTIONS

The investment restrictions described below, along with the Portfolio’s investment objective, are fundamental policies of the Portfolio and cannot be changed without the approval of a majority of the Portfolio’s outstanding voting shares (as defined by the 1940 Act).  All percentage limitations apply only at the time of the transaction.  Subsequent changes in value or in the Portfolio’s total assets will not result in a violation of the percentage limitations.  The Portfolio may not:

1.  Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2.  Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3.  Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.  When borrowings exceed 5% of the value of the Portfolio’s total assets, the Portfolio will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4.  Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements.  However, the Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

5.  Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6.  Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

7.  Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio’s total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8.  With respect to 75% of the Portfolio’s assets, hold more than 10% of the outstanding voting securities of any single issuer.

9.  Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Board.  The Portfolio may not:

1.  Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2.  Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio’s net assets would be so invested.

3.  Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

DIRECTORS AND OFFICERS

The Board, of which certain members are not considered “interested persons” of the Company within the meaning of the 1940 Act (the “Independent Directors”), has responsibility for the overall management and operations of the Company.  The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies.  The address of each Director and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401.

Name and Age	Position Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Complex Overseen by Director	Other Directorships Held by Director

Interested Director

Lawrence E. Davanzo, 55(2)	Director, President	Since 2005	President, Wilshire Associates Incorporated (October 2007-Present); Senior Managing Director, Wilshire Associates Incorporated (October 2004 to October 2007); Managing Director, Guggenheim Partners (August 2004 to October 2004); Independent Investor (August 2001 to August 2004); President, Investor Force Securities (February 2000 to August 2001); Managing Director and Founder, Asset Strategy Consultants (investment consulting firm) (February 1991 to February 2000)	21	Wilshire Associates Incorporated; Wilshire Variable Insurance Trust (14 portfolios)

Name and Age	Position Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Complex Overseen by Director	Other Directorships Held by Director

Non-Interested Directors

Theodore J. Beck, 55	Director	Since 2008	President and Chief Executive Officer, National Endowment for Financial Education (since 2005); Associate Dean for Executive Education and Corporate Relationships, and President for the Center for Advanced Studies in Business at the University of Wisconsin (1990-2005)	7	N/A

Roger A. Formisano, 59	Director	Since 2006	Vice President, University Medical Foundation, 2006-Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC.	21	Integrity Mutual Insurance Company, Wilshire Variable Insurance Trust (14 portfolios)

Name and Age	Position Held with the Company	Term of Office1 and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Complex Overseen by Director	Other Directorships Held by Director

Richard A. Holt, 66	Director	Since 2006	Retired; formerly Senior Relationship Manager, Scudder Insurance Asset Management.	21	Wilshire Variable Insurance Trust (14 portfolios)

Suanne K. Luhn, 53	Director	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	21	Wilshire Variable Insurance Trust (14 portfolios)

Harriet A. Russell, 66	Director	Since 2006	President, Greater Cincinnati Credit Union; formerly Vice President, Cincinnati Board of Education; formerly teacher, Walnut Hills High School.	21	Greater Cincinnati Credit Union Board; Wilshire Variable Insurance Trust (14 portfolios)

Name and Age	Position Held with the Company	Term of Office1 and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Complex Overseen by Director	Other Directorships Held by Director

George J. Zock, 57	Director, Chairperson of the Board	Since 2006	Independent consultant; formerly consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003).	21	Wilshire Variable Insurance Trust (14 portfolios)

Officers

Danny S. Kang, CPA, 40	Treasurer	Since 2007	Vice President, Wilshire Associates Incorporated (since 2007); Senior Vice President, Countrywide (2004 to 2007)	N/A	N/A

Helen Thompson, 40	Chief Compliance Officer and Secretary	Since 2004
Managing Director, Wilshire Associates Incorporated (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer (1996 to 2003),  First Quadrant Limited
				N/A	N/A

(1)	Directors hold office until they resign or their successors have been elected and qualified.
(2)	Mr. Davanzo is an interested person because of his position with Wilshire.

Committees

The Board has five standing committees - an Audit Committee, a Nominating Committee, an Investment Committee, a Contract Review Committee and a Valuation Committee.

The Audit Committee monitors the Company’s accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors. The Audit Committee held four meetings in 2007. The current members of the Audit Committee include Messrs. Formisano (Chairperson), Beck and Zock.

The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership. The Nominating Committee held four meetings in 2007. The current members of the Nominating Committee, all of whom are Independent Directors, include Messrs. Zock (Chairperson) and Formisano and Ms. Luhn. Pursuant to the Company’s Governance Procedures, shareholders may submit suggestions for Board candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Company’s Secretary for the attention of the Chairperson of the Nominating Committee.

The Investment Committee monitors the investment performance of the Portfolio and the performance of the Adviser and subadvisers. The Investment Committee held four meetings in 2007. The current members of the Investment Committee, all of whom are Independent Directors, include Messrs. Holt (Chairperson) and Beck and Mses. Luhn and Russell.

The Contract Review Committee coordinates the process by which the Board considers the continuance of the investment management and sub-advisory agreements, the distribution agreement and the Rule 12b-1 distribution plan (the “Plan”). The Contract Review Committee held three meetings in 2007.  The current members of the Contract Review Committee, all of whom are Independent Directors, include Mses. Russell (Chairperson) and Luhn and Messrs. Beck, Formisano, Holt and Zock.

The Valuation Committee oversees the activities of the Pricing Committee and fair values of Portfolio securities. The Valuation Committee held three meetings in 2007. The current members of the Valuation Committee, all of whom are Independent Directors (except for Mr. Davanzo), include Messrs. Davanzo (Chairperson) and Holt and Ms. Russell.  Messrs. Beck, Formisano and Zock and Ms. Luhn serve as alternates.

Security and Other Interests
The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Company as of December 31, 2007.

Directors Who Are Not “Interested Persons” Of The Company
Name of Director	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Theodore J. Beck	None	None
Suanne K. Luhn	None	None
Roger A. Formisano	None	None
Richard A. Holt	None	None
Harriet A. Russell	None	None
George J. Zock	None	None

Director Who Is An “Interested Person” Of The Company
Name of Director	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Lawrence E. Davanzo	None	None

As of April 1, 2008, the Directors and officers of the Company did not hold in the aggregate, directly or beneficially, more than 1% of the outstanding shares of the Qualified Class Shares of the Portfolio.

As of December 31, 2007, none of the Independent Directors, or any of their immediate family members owned, beneficially or of record, any securities in Wilshire, LA Capital or PFPC Distributors, Inc. (“PFPC Distributors”), distributor of the Company through July 14, 2008, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Wilshire, LA Capital or PFPC Distributors.

Compensation
The table below sets forth the compensation paid to the Independent Directors of the Company for the 12 months ended December 31, 2007. The Company does not compensate the “interested” Director or any of the officers, with the exception of the Company’s CCO, for the services they provide. The Company and Wilshire Variable Insurance Trust each pay a portion of the CCO’s compensation, and Wilshire pays the remainder of such compensation. Effective April 1, 2008, the Company and Wilshire Variable Insurance Trust together pay each Independent Director an annual retainer of $14,000, an annual additional Board chair retainer of $12,000, a Board in person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the Committee member retainer of $4,000, and a Committee telephonic meeting fee of $500.  Prior to April 1, 2008, the Company and Wilshire Variable Insurance Trust together paid each Independent Director an annual retainer of $10,000, an annual additional Board chair retainer of $16,000, a Board meeting fee of $1,500, a telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chair retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

The following table sets forth the compensation earned from the Company for the fiscal year ended December 31, 2007 by the Independent Directors.  Ms. Luhn and Mr. Beck became an Independent Director on February 1, 2008 and May 1, 2008, respectively, and therefore, received no compensation for the fiscal year ended December 31, 2007.

Director	Aggregate Compensation from the Portfolio	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Portfolio and the Portfolio Complex*
Roger D. Formisano	$14,541	N/A	N/A	$27,000
Richard A. Holt	$14,541	N/A	N/A	$27,000
Harriet A. Russell	$12,615	N/A	N/A	$23,000
George J. Zock	$22,248	N/A	N/A	$43,000

*    This is the total amount compensated to the Director for his or her service on the Company’s Board and the board of any other investment company in the fund complex. “Fund complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names and addresses of those shareholders who owned of record 5% or more of the outstanding Qualified Class shares of the Portfolio as of March 31, 2008.  The Company has no information regarding the beneficial ownership of the shares.  Shareholders who have the power to vote a large percentage of shares of the Portfolio may be in a position to control the Portfolio and determine the outcome of a shareholder meeting.  A shareholder who owns, directly or indirectly, 25% or more of the Portfolio’s voting securities may be deemed a “control person,” as defined by the 1940 Act.

Shareholder	Percentage Owned
Nationwide Life Insurance Company of America c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	100%

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Sub-Adviser

Wilshire is the investment adviser to the Portfolio pursuant to an Investment Advisory Agreement dated April 1, 2002 (the “Advisory Agreement”).  LA Capital is the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between Wilshire and LA Capital dated April 1, 2002, as amended May 29, 2007 (the “Sub-Advisory Agreement”), subject to the supervision of the Board and Wilshire.

Investment Advisory Agreement and Fees

Under the Advisory Agreement, Wilshire may charge annual fees of up to 0.10% of the average daily net assets of the Portfolio.  All advisory fees are accrued daily.  For the fiscal years ended December 31, 2005, 2006 and 2007 the advisory fees for the Portfolio paid to Wilshire, and the corresponding percentages of average net assets were as follows:

	Advisory Fee Paid	% of Average Net Assets
2005	$165,313	0.10%
2006	$168,830	0.10%
2007	$266,337	0.10%

The Advisory Agreement provides that Wilshire will act as the investment adviser to the Portfolio, and may recommend to the Board one or more sub-advisers to manage the Portfolio or portions thereof.  Upon appointment of a sub-adviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the sub-adviser, and assist and consult the sub-adviser in connection with the investment program of the Portfolio.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Portfolio under the Advisory Agreement.  Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Portfolio.  Wilshire is not protected, however, against any liability to the Portfolio or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in force unless sooner terminated as provided in certain provisions contained in the Advisory Agreement.  It is terminable with respect to the Portfolio without penalty on 60 days’ notice by the Board, by vote of a majority of the Portfolio’s outstanding shares (as defined in the 1940 Act), or on at least 90 days’ notice by Wilshire.  The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).

Investment Sub-Advisory Agreement and Fees

Under the Sub-Advisory Agreement, the fees payable to LA Capital with respect to the Portfolio will be paid exclusively by Wilshire and not directly by the stockholders of the Portfolio.  For the fiscal years ended December 31, 2005, 2006 and 2007, the sub-advisory fees paid to LA Capital by Wilshire with respect to the Portfolio and the corresponding percentages of net assets were as follows:

	Sub-Advisory Fee Paid	% of Average Net Assets
2005	$82,656	0.05%
2006	$84,415	0.05%
2007	$133,168.48	0.05%

LA Capital is an independent contractor and may act as an investment adviser to other clients.  Wilshire may retain one or more other sub-advisers with respect to any portion of the assets of the Portfolio other than the portion to be managed by LA Capital.

LA Capital will not be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by LA Capital of its duties, except for liability resulting from willful misfeasance, bad faith, negligence or reckless disregard of its obligations.  LA Capital will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company’s registration statement, any proxy statement, or any communication to current or prospective investors in the Portfolio, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by LA Capital to Wilshire or the Portfolio.  Any claim or controversy arising out of or relating to the Sub-Advisory Agreement, which is not settled by agreement of the parties, will be settled by arbitration.

The Sub-Advisory Agreement will continue in force unless sooner terminated as provided in the Sub-Advisory Agreement, so as long it is specifically approved for the Portfolio at least annually in the manner required by the 1940 Act (currently requiring annual approval by the Board).

Portfolio Manager

The following paragraphs provide certain information with respect to the portfolio manager of the Portfolio as identified in the prospectus and the material conflicts of interest that may arise in connection with his management of the investments of the Portfolio, on the one hand, and the investments of other client accounts for which he may have primary responsibility.  Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed below under “Code of Ethics” and “Proxy Voting Policy and Procedures.”

LA Capital

LA Capital manages the Portfolio.  Thomas D. Stevens, LA Capital’s president, is the primary portfolio manager for the Portfolio.  The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Stevens, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2007:

Thomas D. Stevens

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	13	$1,085	0	$0
Other Pooled Investment Vehicles:	1	$308	1	$308
Other Accounts:	35	$4,094	11	$1,584

As of December 31, 2007, LA Capital managed 50 portfolios, most of which have minimal overlap with other accounts with respect to investment mandates, and which use 22 different benchmarks. Although certain of its accounts may have common benchmarks, the accounts typically have different risk profiles, cost budgets, or alpha targets, which result in differing investment portfolios.

While each client account is managed individually, LA Capital does purchase and/or sell the same securities for many accounts. Occasionally, LA Capital aggregates client purchases and sales in the same securities. Each client in an aggregated transaction receives the same execution price per share, which reflects an average of prices if the order is executed in multiple trades, and is charged a pro rata share of the total commission charge. However, where a client has directed that a specific broker be used to execute transactions, such transactions may not be aggregated with other orders entered at the same time in the same security, with the result that commission rates and execution prices for such client may differ from those obtained on the aggregated transaction. In general, an aggregated transaction may enable LA Capital to obtain a discounted commission charge and a more favorable execution price. If an executing broker is unable to fill an aggregated transaction completely and only partially completes the aggregated trade, LA Capital allocates the partially filled transaction to clients participating in the aggregated transaction on a pro-rata basis, subject to adjustments for additional factors, including the cash availability within individual accounts and the maintenance of appropriate portfolio sector weightings. Since clients have different investment strategies and objectives, LA Capital may purchase or hold a security for one client, and sell the same security for another client. In general, however, LA Capital believes that there are no significant conflicts resulting from various client accounts owning or trading the same securities. LA Capital seeks to mitigate liquidity problems by executing trades in highly liquid tranches. An account rebalance may take up to two or three days to complete.

LA Capital’s portfolio managers, including Mr. Stevens, are the majority owners of LA Capital and are compensated based on LA Capital’s profits rather than on performance of particular accounts. Mr. Stevens’ compensation consists of a base salary, profit sharing, which vests over a period of four years, and distribution of LA Capital’s profits. Mr. Stevens manages 12 accounts with performance fee arrangements which, depending upon performance, may increase the revenues of LA Capital.

As of December 31, 2007, Mr. Stevens did not own shares of the Portfolio.

SEC Exemptive Order

The SEC has issued an order (the “Order”) to Wilshire exempting it from the 1940 Act requirement to submit to stockholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers.  The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not “affiliated persons” of Wilshire as defined in the 1940 Act, to manage all or portions of the portfolios of the Company.  Wilshire is responsible for, among other things: setting each portfolio’s investment strategy and structure; selecting sub-advisers; ongoing monitoring and evaluation of sub-advisers; implementing procedures to ensure that sub-advisers comply with the portfolios’ investment objectives, policies and guidelines/restrictions; terminating sub-advisers; and reallocating assets among sub-advisers.  Wilshire may allocate portions of each portfolio’s assets among multiple sub-advisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of a portfolio and each portfolio as a whole; and terminate sub-advisers to the extent necessary to achieve the overall objective of the portfolio.  Wilshire’s criteria for termination of a sub-adviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

The Order was granted subject to, among other things, the following conditions: (1) prior to becoming effective with respect to a portfolio, the stockholders of such portfolio would approve operation of such portfolio in the manner described above (the stockholders of the Portfolio approved such operation on March 29, 2002); (2) the portfolio’s prospectus would describe the Order; (3) if a new sub-adviser were retained or a sub-advisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the sub-advisory agreement, except for certain fee information; (4) the majority of the Board would be independent, and new Independent Directors would be nominated by such existing Independent Directors; (5) in approving any change in sub-adviser, the Board would find that such change is in the best interests of the portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to the portfolio on a quarterly basis; (7) whenever a sub-adviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no Director or officer of the Company or Wilshire would own any interest in any sub-adviser, subject to certain exceptions; and (9) the Independent Directors of the Company would engage independent counsel to represent them.

Administrator

The Company has entered into an administration agreement (the “Administration Agreement”) dated May 30, 2008 with SEI Investments Global Funds Services (“SEI” or the “Administrator”), a Delaware statutory trust. SEI is located at One Freedom Valley Drive, Oaks, PA  190456 and is an affiliate of the Distributor.  Under the Administration Agreement, the Administrator provides the Company with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers.  The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Prior to July 14, 2008, PFPC Inc. (“PFPC”) served as the administrator to the Company pursuant to a Fund Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement, dated June 27, 2005.

For the fiscal years ended December 31, 2005, 2006 and 2007, the accounting and administration fees paid to PFPC were as follows:

Administration and Accounting Fees
2005	$199,187
2006	$125,991
2007	$195,296

Expenses

From time to time, Wilshire or SEI, the Company’s administrator and transfer agent, may waive receipt of its fees and/or voluntarily assume certain expenses of the Portfolio or the Company, which would have the effect of lowering the overall expense ratio of the Portfolio and increasing the return to investors at the time such amounts are waived or assumed, as the case may be.  The Company will not pay Wilshire or SEI for any amounts which may be waived or assumed.  Each of the Distributor, Wilshire or SEI may bear other expenses of distribution of the shares of the Portfolio or of the provision of shareholder services to the Portfolio’s shareholders, including payments to securities dealers or other financial intermediaries or service providers, out of its profits and available resources other than the advisory and administration fees paid by the Company.

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Distributor, Wilshire or SEI.  The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Distributor, Wilshire or SEI or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents’ fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company’s existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders’ reports and meetings; costs of preparing and printing prospectuses and SAIs for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses.  Expenses attributable to a particular series or class of shares are charged against the assets of that series or class.  Other expenses of the Company are allocated among all series on a basis determined by Wilshire, subject to supervision by the Board, including, but not limited to, proportionately in relation to the net assets of the Portfolio.

Service and Distribution Plan

The Service and Distribution Plan (the “Plan”) of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Qualified Class Shares of the Portfolio by vote of the majority of both (a) the Board and (b) the Independent Directors, in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Qualified Class Shares of the Portfolio reimburses the  Distributor for its distribution and shareholder services expenses (the “Distribution Fee”) at an annual rate of up to 0.25 of 1% of the average daily net assets attributable to the Qualified Class Shares.  The Distribution Fee is accrued daily and paid monthly or at such other intervals as the Board shall determine.

The Plan will continue in effect with respect to the Qualified Class Shares of the Portfolio only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Board and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan.  The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Board and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding Qualified Class Shares of the Portfolio.  The Plan may be terminated at any time with respect to the Qualified Class Shares of the Portfolio by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Qualified Class Shares of the Portfolio. Amounts spent on behalf of the Qualified Class Shares of the Portfolio pursuant to such Plan during the fiscal year ended December 31, 2007, are set forth below.

	Printing	Compensation to Brokers-Dealers	Compensation to Sales Personnel	Other	Total
2007	$0	$796.70	$0	$0	$796.70

Shareholder Servicing Plan

The Portfolio has adopted a shareholder services plan for its Qualified Class Shares which authorizes payments by the Qualified Class Shares annually of up to 0.15% of the average daily net assets attributable to Qualified Class Shares for certain non-distribution shareholder services provided by Insurers or other financial intermediaries.

Transfer  Agent

DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105, serves as the Company’s transfer agent and dividend disbursing agent.

Custodian

PFPC Trust Company, located at 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153, serves as the Company’s custodian.

Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601, serves as legal counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the Company’s independent registered public accounting firm.

CODE OF ETHICS

The Board has adopted a joint Code of Ethics for the Company and Wilshire (the “Code”), pursuant to Rule 17j-1 under the 1940 Act.  The Code restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Portfolio investment personnel.

Each person covered by the Code is prohibited from purchasing or selling any security which, to such person’s knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by the Portfolio.  Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, “blackout periods” which prohibit trading by investment personnel of the Portfolio within periods of trading by the Portfolio in the same security, and a ban on short-term trading in securities.  Investment personnel are required to preclear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments.  The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

In addition, LA Capital has adopted a code of ethics under Rule 17j-1 under the 1940 Act.  This code permits personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Portfolio.

PROXY VOTING POLICY AND PROCEDURES

LA Capital has been delegated the responsibility for voting the Portfolio’s proxies pursuant to the sub-advisory agreement. LA Capital votes proxies according to proxy voting policies, which are described below. Wilshire monitors LA Capital’s compliance with their stated policies and reports to the Board annually on any proxies that were not voted in accordance with LA Capital’s stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.

The Company is required to file an annual report of each proxy voted with respect to portfolio securities of the Portfolio during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information regarding how Wilshire or LA Capital voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (i) without charge, upon request, by calling 1-888-200-6796, or (ii) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of LA Capital is summarized below.

LA Capital

LA Capital has engaged Glass Lewis as its proxy voting agent. Although LA Capital has established voting guidelines developed in conjunction with Glass Lewis, it casts each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances.

LA Capital has designated the Director of Operations to be responsible for administering and overseeing the proxy voting process. In addition, a proxy committee formally approves and reviews all proxy guidelines, procedures and voting records.

LA Capital believes that by employing Glass Lewis to monitor and vote all proxies on its behalf, it has minimized the potential for material conflicts of interest. If a material conflict of interest arises, LA Capital will notify the client of the conflict, and unless the client directs LA Capital to vote the proxy in a certain manner, LA Capital will vote in accordance with its policy based on Glass Lewis' recommendations.

Glass Lewis' general positions on various proposals are as follows:

Director Matters - Glass Lewis generally votes for all director nominees, except in the case of contested nominees, which are evaluated on a case-by-case basis. It votes against giving boards authority to set board size and against proposals to impose classified boards. It also votes against proposals permitting the removal of directors without cause.

Shareholder Rights - Glass Lewis typically votes against poison pills, non-technical charter amendments that reduce shareholder rights, and limiting the right of shareholders to act by written consent or to call special meetings. It also votes against adoption of supermajority votes for business transactions.

Compensation and Benefit Plans - Glass Lewis generally votes against stock incentive plans if, among other things, the outstanding common stock will be diluted by greater than 10%, the plan allows the company to reprice or replace underwater options without shareholder approval, or the plan allows nonqualified options to be priced at less than 85% of fair market value.

Routine Matters - Glass Lewis generally votes in favor of ratification of auditors, name changes, and technical amendments to charter documents.

PORTFOLIO TRANSACTIONS

LA Capital supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the Portfolio.  In this capacity, LA Capital allocates portfolio transactions among broker-dealers in the best judgment of LA Capital and in a manner deemed fair and reasonable to shareholders.  The primary consideration is prompt execution of orders at the most favorable net price.  Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to LA Capital.  Information so received is in addition to and not in lieu of services required to be performed by LA Capital and its fees are not reduced by the receipt of such supplemental information.  Such information may be useful to LA Capital in serving both the Portfolio and other clients which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to LA Capital in carrying out its obligations to the Portfolio.  Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met.  When transactions are executed in the over-the-counter market, the Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.  LA Capital has procedures in place to monitor best execution.  LA Capital and Wilshire do not consider the sale of Portfolio shares in selecting brokers to effect Portfolio transactions.

Although LA Capital makes investment decisions for the Portfolio independently from those of its other accounts, investments of the kind made by the Portfolio may often also be made by such other accounts.

Portfolio turnover may vary from year to year, as well as within a year.  Under normal market conditions, the Portfolio’s turnover rate generally will not exceed 80%.  High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses.  Recognizing this, LA Capital attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the optimum stratified sampling portfolio.

For the fiscal years ended December 31, 2005, 2006 and 2007, the Portfolio paid total brokerage commissions of $180,228, $859,295 and $230,936, respectively.

As of December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers as follows:

Brokers or Dealers	Market Value

Bear Stearns Cos., Inc.	$93,104
Weisel Thomas	$8,238
State Street	$492,478
Investment Technology Group, Inc.	$14,277
Jefferies Group, Inc.	$53,015
JP Morgan Chase & Co.	$2,332,220
Lehman Brothers Holdings, Inc.	$518,154
Labranche	$3,528

LA Capital paid on behalf of the Portfolio brokerage commissions of $28,867 representing 12.5% of the Portfolio’s total brokerage commissions, for the fiscal year ended December 31, 2007 to firms which provided research services to LA Capital as well as execution services. As described above, brokerage transactions were directed to such firms based primarily on their ability to provide the best price and execution of such transactions.

No brokerage commissions were paid to PFPC Distributors.  There were no spreads or concessions on principal transactions for any such period.

NET ASSET VALUE

The NAV per share of each class of the Portfolio is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. ET, on each day the NYSE is open for trading.

The Portfolio sells and redeems its shares at NAV per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily NAV of the Portfolio's shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Portfolio less its liabilities. The price at which a purchase is effected is based on the next calculated NAV after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter (other than on the National Association of Securities Dealers Automated Quotation “NASDAQ” System) in the U.S. are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASDAQ System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to U.S. dollars using exchange rates at the close of the NYSE. In the event market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least one representative of the adviser who is an officer of the Company and at least one portfolio management professional of the subadviser responsible for managing the portion of the Portfolio whose securities require a fair value determination, or the Company's Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.

Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Company assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

PURCHASE AND REDEMPTION OF SHARES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “Purchases and Redemptions of Shares.”  The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Portfolio shares.

The Distributor. Effective July 14, 2008, SEI Investments Distribution Co.(the “Distributor”), One Freedom Valley Drive, Oaks, PA  19456, serves as the Company’s distributor pursuant to a Distribution Agreement which is renewable annually by the Board.  The Qualified Class Shares of the Portfolio are continuously offered to Insurers at the NAV per share next determined after a proper purchase request has been received and accepted by the Company.  The Distribution Agreement between the Distributor and the Company provides that the Company shall indemnify the Distributor against any liability arising out of any untrue statement of a material fact or any omission of a material fact in the Company’s registration statement necessary to make the statements therein misleading, unless such liability results from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties under the Distribution Agreement. Prior to July 14, 2008, PFPC Distributors, located at 760 More Road, King of Prussia, PA 19106 served as the Company’s distributor.

In-Kind Purchases.  Payments for the Portfolio’s shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for the Portfolio.  For further information about this form of payment, please contact DST.  Generally, securities which are accepted by the Company as payment for the Portfolio’s shares will be valued using the Portfolio’s procedures for valuing its own shares at the time the Portfolio’s NAV is next determined after receipt of a properly completed order.  All dividends, interest, subscription or other rights pertaining to such securities will become the property of the Portfolio and must be delivered to the Portfolio upon receipt from the issuer.  The Company will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Portfolio and are not subject to any restriction on sale by the Portfolio under the Securities Act of 1933, as amended, or otherwise; and (3) the Portfolio receives such other documentation as the Company may, in its discretion, deem necessary or appropriate.  Investors may realize a gain or loss for federal income tax purpose upon the securities that are used for such a payment.

Signatures.  Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000, if proceeds are to be paid to someone other than the registered holder of shares, or if the investor’s address of record has changed within the past 60 days.  DST has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program (NYSE MSP), the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program (SEMP).  Guarantees must be signed by an authorized signatory of the guarantor and “Signature Guaranteed” must appear with the signature.  DST may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.  For more information with respect to signature guarantees, please call the telephone number listed on the cover.

Redemption Commitment. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders.  In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Portfolio’s investment securities are valued.  If the recipient sold such securities, brokerage charges would be incurred.  Receipt of such securities is a taxable event for federal income tax purposes.

Suspension of Redemptions.  The Company may suspend the right of redemption with respect to the Portfolio or postpone the date of payment (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the  shareholders.

New York Stock Exchange Closings.  The holidays (as observed) on which the NYSE is closed currently are: New Year’s Day, Presidents’ Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “Dividend and Distribution Information” and “Federal Income Tax Information.”  For a discussion of the impact on Contract Owners of income taxes an Insurer may owe as a result of its ownership of Qualified Class Shares of the Portfolio, its receipt of dividends and distributions thereon, and its gains from the purchase and sale thereof, reference should be made to your employer’s Contract disclosure statement.

Regulated Investment Companies

The Company’s management believes that the Portfolio qualified as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “IRC”) for the fiscal year ended December 31, 2007 and intends to meet the same qualifications for the fiscal year ended December 31, 2008.  Qualification as a regulated investment company relieves the Portfolio from any liability for federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the IRC.  The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

As a regulated investment company, the Portfolio will not be liable for federal income tax on its income and gains provided it distributes all of its income and gains currently.  Qualification as a regulated investment company under the IRC requires, among other things, that the Portfolio (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers other than the securities of other regulated investment companies which the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses, or of one or more qualified publicly traded partnerships; and (c) distribute each taxable year at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid.

Because the Portfolio is established in part as an investment for certain insurance variable annuity contracts, the IRC imposes additional diversification requirements on the Portfolio.  Generally, these requirements are that at each calendar quarter end or within 30 days thereafter no more than 55% of the Portfolio’s total assets may be in any one investment, no more than 70% in any two investments, no more than 80% in any three investments, and no more than 90% in any four investments.

The Portfolio generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year.  To avoid the tax, the Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all undistributed ordinary income and capital gain net income  for previous years.  A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year.  To avoid the excise tax, the Portfolio intends to make timely distributions of its income in compliance with these requirements and anticipates that it will not be subject to the excise tax.

Dividends paid by the Portfolio from ordinary income, and distributions of the Portfolio’s net realized short-term capital gains, are taxable to its shareholders as ordinary income.  Distributions to corporate shareholders will be eligible for the 70% dividends received deduction, and distributions to individual and other noncorporate shareholders will be eligible for taxation at their maximum long-term capital gain rate, to the extent that the income of the Portfolio is derived from certain qualifying dividends. Dividend income earned by the Portfolio will be so eligible only if the Portfolio has satisfied holding period requirements. In addition, a shareholder must meet certain holding period requirements with respect to his or her Portfolio shares.  Within 60 days after the end of its taxable year, the Portfolio will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such provisions of the IRC.  Net capital gain distributions are not eligible for the dividends received deduction.

Under the IRC, any distributions designated as being made from net capital gains are taxable to the Portfolio’s shareholders as long-term capital gains, regardless of the holding period of the shares held by such shareholders.  Such distributions of net capital gains will be designated by the Portfolio as a capital gains distribution in a written notice to its shareholders.  Any loss on the sale of shares held for six months or less will be treated as a long-term capital loss for federal income tax purposes to the extent a shareholder receives net capital gain distributions on such shares.  The maximum federal income tax rate applicable to long-term capital gains is currently 15% for individual shareholders. Corporate shareholders are taxed on long-term capital gain at the same rates as ordinary income.  Dividends and distributions are taxable whether received in cash or reinvested in additional shares of the Portfolio.

Any dividend or distribution paid shortly after an Insurer’s purchase may have the effect of reducing the aggregate NAV of shares below the cost of investment.  Such a dividend or distribution would be a return on investment in an economic sense and subject to federal income tax. This is referred to as “buying a dividend.”

Rule 12d1-1, under the 1940 Act, permits the Portfolio to invest an unlimited amount of its uninvested cash in a money market fund so long as such investment is consistent with the Portfolio’s investment objectives and policies. As a shareholder in an investment company, the Portfolio would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Hedging Transactions

If an Insurer holds shares of the Portfolio while holding a short position in a regulated futures contract or an option in such regulated futures contract that substantially diminishes the Insurer’s risk of loss in its Portfolio shares (an “offsetting position”), Internal Revenue Service regulations clarify that (i) any losses on the disposition of Portfolio shares will be required to be deferred to the extent of any unrealized appreciation in the short position and (ii) such holding will limit the Insurer’s ability to claim the corporate dividends received deduction in respect of Portfolio dividends.

Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss.  All or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the IRC.  “Conversion transactions” are defined to include certain futures, option and “straddle” transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

Under Section 1256 of the IRC, a gain or loss realized by the Portfolio from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  Gain or loss will arise upon the exercise or lapse of such futures as well as from closing transactions.  In addition, any such futures remaining unexercised at the end of the Portfolio’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

Offsetting positions held by the Portfolio involving financial futures may constitute “straddles.”  Straddles are defined to include “offsetting positions” in actively traded personal property.  The tax treatment of straddles is governed by Sections 1092 and 1258 of the IRC, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the IRC.  As such, all or a portion of any short- or long-term capital gain from certain “straddle” and/or conversion transactions may be recharacterized as ordinary income.

If the Portfolio were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as “mixed straddles” if the futures transactions comprising such straddles were governed by Section 1256 of the IRC.  The Portfolio may make one or more elections with respect to “mixed straddles.”  Depending upon which election is made, if any, the results to the Portfolio may differ.  If no election is made, to the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.

Under Section 1259 of the IRC, the Portfolio may recognize gain if it enters into a short sale of, or a forward or futures contract to deliver the same or substantially identical property relating to an appreciated direct position held by the Portfolio. Such transactions may be considered constructive sales of the appreciated direct position for federal income tax purposes.

Other Tax Information

The Portfolio may be required to withhold for U.S. federal income taxes 28% of all taxable distributions payable to shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified (or if the Company is notified) by the Internal Revenue Service that they are subject to backup withholding.  Certain shareholders specified in the IRC are exempt from such backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business.  Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of the Portfolio with respect to distributions by the Portfolio may differ from federal income tax treatment.  Distributions to shareholders may be subject to additional state and local taxes.

The foregoing is only a summary of certain federal income tax rules affecting the Portfolio and its investors. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes in light of their particular circumstances.

Capital Loss Carry Forwards

On December 31, 2007 the Portfolio had available for federal income tax purposes unused capital losses as follows:

Expiring December 31,
2010	2011	2012	2013
$2,983,227	$3,810,802	$5,509,772	$108,266

OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992.  It currently has six portfolios - Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Dow Jones Wilshire 5000 Indexsm Portfolio and Wilshire Large Cap Core 130/30 Fund -- each of which has several classes of shares.  The title of each class of each portfolio is as follows:

Large Company Growth Portfolio:
Large Company Growth Portfolio – Investment Class Shares
Large Company Growth Portfolio – Institutional Class Shares

Large Company Value Portfolio:
Large Company Value Portfolio – Investment Class Shares
Large Company Value Portfolio - Institutional Class Shares

Small Company Growth Portfolio:
Small Company Growth Portfolio - Investment Class Shares
Small Company Growth Portfolio - Institutional Class Shares

Small Company Value Portfolio:
Small Company Value Portfolio - Investment Class Shares
Small Company Value Portfolio - Institutional Class Shares

Dow Jones Wilshire 5000 Indexsm Portfolio:
Dow Jones Wilshire 5000 Indexsm Portfolio - Investment Class Shares
Dow Jones Wilshire 5000 Indexsm Portfolio - Institutional Class Shares
Dow Jones Wilshire 5000 Indexsm Portfolio – Horace Mann Class of Shares
Dow Jones Wilshire 5000 Indexsm Portfolio – Qualified Class of Shares

Wilshire Large Cap Core 130/30 Fund:
Wilshire Large Cap Core 130/30 Fund – Investment Class Shares
Wilshire Large Cap Core 130/30 Fund – Institutional Class Shares

Each share of the Portfolio has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable.  Shares of each class of the Portfolio have equal rights as to dividends and in liquidation.  Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act (“Rule 18f-2”) provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter.  Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series.  However, Rule 18f-2 exempts the selection of independent accountants and the election of Directors from the separate voting requirements of Rule 18f-2. Rule 18f-3 under the 1940 Act (“Rule 18f-3”) makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares.  In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class’ arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Shareholders and Contract Owners will receive annual and semi-annual reports that include the Portfolio’s financial statements.

FINANCIAL STATEMENTS

The Company’s audited financial statements for the Portfolio contained in its annual report for the fiscal year ended December 31, 2007 are incorporated into this SAI by reference in their entirety.  Such financial statements have been audited by the Company’s independent registered public accounting firm, PwC, whose report thereon appears in such annual report.  Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.